Exhibit 99.1

For Release: May 17, 2011	Contact:	Wesley B. Wampler
Director, Investor Relations
Phone: 540-949-3447
Email: wamplerwes@ntelos.com

NTELOS Announces Preliminary Form 10 Filing with the SEC in

Connection with Planned Separation

WAYNESBORO, VA – May 17, 2011 – NTELOS Holdings Corp. (NASDAQ: NTLS), a leading provider of wireless and wireline communications services (branded as NTELOS) in seven Mid-Atlantic states, today announced that on May 16, 2011, NTELOS Wireline One Inc., a wholly-owned subsidiary of NTELOS Holdings Corp., filed a registration statement on Form 10 with the Securities and Exchange Commission in connection with the planned separation of the wireline business of NTELOS into an independent publicly traded company.

The Form 10 contains a preliminary information statement that includes information about Wireline as a standalone company, including, among other things, historical financial information for Wireline and management’s discussion and analysis of financial condition and results of operations.

“The planned separation of our wireline and wireless businesses into independent, publicly traded, pure-play companies is on track,” said James A. Hyde, chief executive officer of NTELOS. “We are pleased to have filed this preliminary Form 10 with the SEC, as it represents an important step in the process and we expect to complete the transaction during the second half of 2011.”

The preliminary information statement also includes a description of Wireline’s business and strategy and other legal and financial disclosures, including risk factors, capitalization and pro forma financial information and certain information relating to the mechanics of, and conditions to, a proposed spin-off of Wireline. The preliminary information statement is incomplete and subject to change. A copy of the Form 10 is available at the SEC’s website at www.sec.gov or at NTELOS’s website at http://ir.ntelos.com.

Consummation of the spin-off transaction is subject to final approval by the NTELOS board of directors. It also is subject to satisfaction of several conditions, including confirmation of the tax-free treatment, receipt of Nasdaq listing, Federal and state telecommunications regulatory approvals, and the effectiveness of the Form 10 with the SEC.

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About NTELOS

NTELOS Holdings Corp. (NASDAQ: NTLS) is an integrated communications provider with headquarters in Waynesboro, VA. NTELOS provides products and services to customers in Virginia, West Virginia, Pennsylvania, Kentucky, Ohio, Tennessee, Maryland and North Carolina, including nationwide wireless voice and data services, local and long distance telephone, high capacity transport, networking and high-speed Broadband data services and IPTV-based video products. Detailed information about NTELOS is available at www.ntelos.com.

SPECIAL NOTE FROM THE COMPANY REGARDING FORWARD-LOOKING STATEMENTS

Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include the risk that the anticipated benefits from the proposed separation may be outweighed by possible negative effects of the proposed separation on either NTELOS’s or The New Wireline Company’s business operations or financial performance. These risks also include but are not limited to: rapid development and intense competition in the telecommunications industry; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel (“Sprint”); a potential increase in our roaming rates and wireless handset subsidy costs; the potential for Sprint to build networks in our markets; federal and state regulatory fees, requirements and developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our reliance on certain suppliers and vendors; failure to complete the business separation of the wireless and wireline operations in an orderly fashion as currently structured; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K.